Virtus Senior Floating Rate Fund,

a series of Virtus Opportunities Trust

Supplement dated January 10, 2017 to the Summary Prospectus dated January 28, 2016,

and the Virtus Opportunities Trust Statutory Prospectus,

dated January 28, 2016, each as supplemented

Important Notice to Investors

Effective January 9 2017, Virtus Investment Advisers, Inc., the fund’s investment adviser, has implemented a reduced advisory fee schedule for Virtus Senior Floating Rate Fund. Accordingly, the fund’s prospectuses are hereby updated as described below.

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Interest Expense on Borrowings	0.06%	0.06%	0.06%	0.06%
Other Expenses	0.29%	0.29%	0.29%	0.23%
Total Annual Fund Operating Expenses	1.05%	1.80%	0.80%	0.74%
Less: Expense Reimbursement(b)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.00%	1.75%	0.75%	0.69%
(b)	The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.94% for Class A Shares, 1.69% for Class C Shares, 0.69% for Class I Shares and 0.63% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$374	$595	$834	$1,518
Class C	Sold	$278	$562	$970	$2,112
	Held	$178	$562	$970	$2,112
Class I	Sold or Held	$77	$250	$439	$985
Class R6	Sold or Held	$70	$232	$407	$914

In the first table in the section “More Information About Fund Expenses” on page 128 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Senior Floating Rate Fund*	0.94%	N/A	1.69%	0.69%	0.63%	N/A	January 31, 2018

(*)	Excludes leverage expenses, if any.

Under “Management Fees” beginning on page 179 of the fund’s statutory prospectus, the management fee schedule shown for the fund is hereby replaced with the following:

	First $2 billion	$2+ billion through $4 billion	+$4 billion
Virtus Senior Floating Rate Fund	0.45%	0.40%	0.38%

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/ SFR NewAdvisoryFee (1/17)

Virtus Senior Floating Rate Fund,

a series of Virtus Opportunities Trust

Supplement dated January 10, 2017 to the Statement of

Additional Information (“SAI”) dated September 23, 2016, as supplemented

Important Notice to Investors

Effective January 9, 2017, Virtus Investment Advisers, Inc., the fund’s investment adviser, has implemented a reduced advisory fee schedule for Virtus Senior Floating Rate Fund. Accordingly, the fund’s SAI is hereby updated as described below.

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” beginning on page 86 of the fund’s SAI, the investment advisory fee schedule shown for the fund is hereby replaced with the following:

	First $2 billion	$2+ billion through $4 billion	$4+ billion
Virtus Senior Floating Rate Fund	0.45%	0.40%	0.38%

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/SFR NewAdvisoryFe (1/17)